               THIRD AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT


     This Third Amendment to First Restated Credit Agreement (this "Third Amendment") is entered into as of the 10th day of August, 1998, but to be effective as of June 30, 1998, by and among Denbury Management, Inc. ("Borrower"), Denbury Resources, Inc. ("Parent"), NationsBank of Texas, N.A., as Administrative Agent ("Agent"), and each of the financial institutions described on the signature page hereto as Banks ("Banks").

                               W I T N E S S E T H

     WHEREAS, Borrower, Parent, Agent and the Banks are parties to that certain First Restated Credit Agreement dated as of December 29, 1997, as amended by that certain First Amendment to First Restated Credit Agreement dated as of January 27, 1998 and that certain Second Amendment to First Restated Credit Agreement dated as of February 25, 1998 (as amended, "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Borrower; and

     WHEREAS, Borrower has advised Agent and Banks that Parent and Borrower intend to write down the carrying value of certain assets and take other charges to earnings in an aggregate amount of $165,000,000 effective June 30, 1998 (collectively, the "Write Down"); and

     WHEREAS, after giving effect to the Write Down, Borrower will not be in compliance with the tangible net worth covenant contained in the Credit Agreement; and

     WHEREAS, Borrower has requested that the Banks and Agent agree to amend the definition of Required Consolidated Tangible Net Worth contained in the Credit Agreement; and

     WHEREAS, the Banks have agreed to such request.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Agent and each Bank hereby agree as follows:

     Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, the Credit Agreement shall be amended effective June 30, 1998 (the "Effective Date") in the manner provided in this Section 1.

     1.1. Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the definition of "Third Amendment" as follows:

          "Third Amendment" means that certain Third Amendment to First Restated Credit Agreement dated as of June 30, 1998 among Borrower, Parent, Agent and Banks.

     1.2.  Amendment  to  Definitions.  The  definitions  of "Loan  Papers"  and
"Required Consolidated Tangible Net Worth" in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:


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          "Loan Papers" means this Agreement,  the First  Amendment,  the Second
     Amendment,  the Third Amendment,  the Notes, the Facility  Guarantees,  the
     Parent Pledge Agreement, the Existing Mortgages (as amended by the Amendment to Mortgages), and all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          "Required Consolidated Tangible Net Worth" means, initially, $100,000,000; provided, that, the Required Consolidated Tangible Net Worth shall (a) increase (but not decrease) on each Quarterly Date after July 1, 1998 by an amount equal to fifty percent (50%) of Parent's Consolidated Net Income for the Fiscal Quarter then ended, and (b) increase on the date of any issuance by Parent of its equity securities after July 1, 1998, by an amount equal to fifty percent (50%) of the net proceeds received by Parent from the issuance of such securities.

     Section 2. Representations and Warranties of Borrower. To induce the Banks and Agent to enter into this Third Amendment, Borrower and Parent hereby represent and warrant to Agent as follows:

     (a) Each representation and warranty of Borrower and Parent contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

     (b) The execution, delivery and performance by Borrower and Parent of this Third Amendment are within the Borrower's and Parent's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower, the Subsidiaries of Borrower or the Parent or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower or the Parent except Permitted Encumbrances.

     (c) This Third Amendment constitutes the valid and binding obligations of Borrower and the Parent enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     (d) Borrower and Parent have no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

     (e) Parent and Borrower will take the Write Down on their June 30, 1998 financial statements, and if they do not do so, this Third Amendment will be rendered null and void and of no further force or effect.

     Section 3. Miscellaneous.

     3.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower and Parent hereby extend the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Agent and Banks prior thereto, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

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     3.2  Parties in  Interest.  All of the terms and  provisions  of this Third
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     3.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent, in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

     3.4 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

     3.5 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     3.6 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                                BORROWER:

                                          DENBURY MANAGEMENT, INC.,
                                            a Texas corporation


                                    By:_________________________________
                                        Gareth Roberts
                                        President and Chief Executive Officer


                                    By:_________________________________
                                        Phil Rykhoek
                                        Chief Financial Officer and Secretary

                                               PARENT:

                                         DENBURY RESOURCES, INC.,
                                         a corporation incorporated under the
                                         Canada Business Corporations Act


                                    By:_________________________________
                                        Gareth Roberts
                                        President and Chief Executive Officer


                                    By:_________________________________
                                        Phil Rykhoek
                                        Chief Financial Officer and Secretary


                                         ADMINISTRATIVE AGENT:

                                         NATIONSBANK OF TEXAS, N.A.


                                    By:_________________________________
                                        J. Scott Fowler
                                        Vice President


                                              BANKS:
                                         NATIONSBANK OF TEXAS, N.A.


                                    By:_________________________________
                                        J. Scott Fowler
                                        Vice President


                                         BANKBOSTON, N.A.


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________

                                         WELLS FARGO BANK (TEXAS), N.A.


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________



                                         CREDIT LYONNAIS NEW YORK BRANCH


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                         PARIBAS

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                         NATEXIS BANQUE BFCE


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                        CHRISTIANIA BANK OG KREDITKASSE ASA


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                         BANK ONE, TEXAS, N.A.


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________



                                         CHASE BANK OF TEXAS,
                                         National Association


                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________